First Investors Select Growth Fund		Ticker Symbols
Summary Prospectus	January 31, 2016	Class A: FICGX
Class B: FIGBX
Advisor Class: FICHX
Institutional Class: FICIX
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks.  You can find this and other information about the Fund, including the statement of additional information ("SAI") and most recent reports to shareholders, at www.forestersfinancial.com/prospectuses.  You can also get this information at no cost by calling 1 (800) 423-4026 or by e-mailing investorservices@foresters.com.  The Fund's prospectus and SAI, dated January 31, 2016, as each may be amended or supplemented, and the financial statements in the  annual report to shareholders, dated September 30, 2015, are incorporated herein by reference.

Investment Objective:  The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 183 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-56 of the Fund’s SAI.
Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Advisor Class	Institutional Class
Management Fees	0.74%	0.74%	0.74%	0.74%
Distribution and Service (12b-1) Fees	0.30%	1.00%	None	None
Other Expenses	0.21%	0.29%	0.10%	0.08%
Total Annual Fund Operating Expenses	1.25%	2.03%	0.84%	0.82%
1. A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A shares	$695	$949	$1,222	$1,999
Class B shares	$606	$937	$1,293	$2,158
Advisor Class shares	$86	$268	$466	$1,037
Institutional Class shares	$84	$262	$455	$1,014
You would pay the following expenses on Class B shares if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class B shares	$206	$637	$1,093	$2,158

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies:  The Fund invests in a portfolio of approximately 40-45 common stocks that the Fund’s subadviser, Smith Asset Management Group, L.P. (“Smith”), believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises.
Smith employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.  Beginning with a universe of stocks that includes large-, mid- and small-size companies, Smith’s investment team uses risk control and valuation screens primarily based on valuation, financial quality, stock volatility and corporate governance, to eliminate stocks that are highly volatile or are more likely to underperform the market.
Stocks that pass the initial screens are then evaluated using a proprietary methodology and fundamental analysis to produce a list of 80-100 eligible companies with a high probability of earnings growth that exceeds investor expectations.  The analysis includes an evaluation of changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis and corporate governance practices.  Smith then constructs the Fund’s portfolio based on a traditional fundamental analysis of the companies identified on the list to understand their business prospects, earnings potential, strength of management and competitive positioning.
Stocks may be sold if they exhibit negative investment or performance characteristics, including: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings or announcement of a buyout.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  The Fund is intended for investors who:
■       Are seeking growth of capital,
■       Are willing to accept a moderate degree of investment risk, and
■       Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:
Growth Stock Risk.  The Fund’s focus on growth stocks increases the potential volatility of its share price.  If expectations are not met, the prices of these stocks may decline significantly.
Limited Holdings Risk.  Because the Fund generally invests in a limited portfolio of only 40 to 45 stocks, it may be more volatile than other funds whose portfolios may contain a larger number of securities.
Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell mid- to small-size company stocks at reasonable prices.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  The Fund was managed by a different subadviser pursuant to a different investment strategy prior to May 7, 2007.  Updated performance information is available by visiting www.forestersfinancial.com or by calling 1 (800) 423-4026.
Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 15.11% (for the quarter ended March 31, 2012) and the lowest quarterly return was -24.36% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2015
	1 Year	5 Years	10 Years	Life of Class (If less than 5 yrs)*
Class A Shares
(Return Before Taxes)	-3.10%	11.48%	4.58%	--
(Return After Taxes on Distributions)	-5.26%	10.98%	3.93%	--
(Return After Taxes on Distributions and Sale of Fund Shares)	0.06%	8.75%	3.46%	--
Class B Shares (Return Before Taxes)	-1.65%	11.71%	4.70%	--
Advisor Class Shares (Return Before Taxes)	3.24%	--	--	14.38%
Institutional Class Shares (Return Before Taxes)	3.33%	--	--	14.58%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.09%	13.30%	8.49%	14.30%
* The average annual total returns shown for Advisor Class and Institutional Class shares are for the period since their commencement on 04/01/13.
The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment Adviser:  Foresters Investment Management Company, Inc. is the Fund’s investment adviser and Smith Asset Management Group, L.P. serves as subadviser of the Fund.
Portfolio Manager:  The Fund is managed by Smith by a team of investment professionals who have an equal role in managing the Fund, which includes the following: Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer; John D. Brim, CFA, President and Portfolio Manager; and Eivind Olsen, CFA, Portfolio Manager.  Each investment professional has served as a Portfolio Manager of the Fund since 2007, except for Mr. Olsen, who has served as a Portfolio Manager since 2009.
Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund's transfer agent: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837; or calling the Fund's transfer agent at 1 (800) 423-4026.  The minimum initial purchase for Class A shares, Class B shares and Advisor Class shares is $1,000.  The minimum initial purchase for Institutional Class shares is $2,000,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.
Tax Information:  The Fund's distributions are generally taxable, and will be taxed to you as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, Foresters Financial Services, Inc. ("FFS"), which is an affiliate of the Fund's adviser, and both are subsidiaries of the same holding company.  FFS pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds.  The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, that receive compensation for selling First Investors Funds.  These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds over other funds.  For more information ask your representative or your financial intermediary, see the Fund's SAI or visit Foresters Financial's or your financial intermediary's website.

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